UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2009

East West Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	95-4703316
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24939

135 N. Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 768-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 20, 2009, East West Bancorp, Inc. issued a press release announcing the commencement of a public offering of its common stock. A copy of the press release is filed herewith and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

99.1	Exhibit 99.1 Press Release, dated July 20, 2009, issued by East West Bancorp, Inc. announcing commencement of a public offering of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Dated: July 20, 2009	By:	/s/ Thomas J. Tolda
	Name:	Thomas J. Tolda
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Exhibit 99.1 Press Release, dated July 20, 2009, issued by East West Bancorp, Inc. announcing commencement of a public offering of common stock.